Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review:
         USAA New York Bond Fund                                        4
         USAA New York Money Market Fund                               10
         Shareholder Voting Results                                    13
      Financial Information:
         Portfolios of Investments:
            Categories and Definitions                                 14
            USAA New York Bond Fund                                    15
            USAA New York Money Market Fund                            17
         Notes to Portfolios of Investments                            20
         Statements of Assets and Liabilities                          21
         Statements of Operations                                      22
         Statements of Changes in Net Assets                           23
         Notes to Financial Statements                                 24








Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

   USAA Investment Management Company
   Attn: Report Mail
   9800 Fredericksburg Road
   San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA New York Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.










USAA Family of Funds Summary

     Fund                                         Minimum
   Type/Name              Volatility             Investment
-------------------------------------------------------------
CAPITAL APPRECIATION
-------------------------------------------------------------
 Aggressive Growth        Very high                $3,000
 Emerging Markets         Very high                $3,000
 First Start Growth       Moderate to high         $3,000
 Gold                     Very high                $3,000
 Growth                   Moderate to high         $3,000
 Growth & Income          Moderate                 $3,000
 International            Moderate to high         $3,000
 S&P 500(Registered
   Trademark) Index       Moderate                 $3,000
 Science & Technology     Very high                $3,000
 Small Cap Stock          Very high                $3,000
 World Growth             Moderate to high         $3,000
-------------------------------------------------------------
ASSET ALLOCATION
-------------------------------------------------------------
 Balanced Strategy        Moderate                 $3,000
 Cornerstone Strategy     Moderate                 $3,000
 Growth and Tax
   Strategy               Moderate                 $3,000
 Growth Strategy          Moderate to high         $3,000
 Income Strategy          Low to moderate          $3,000
-------------------------------------------------------------
INCOME - TAXABLE
-------------------------------------------------------------
 GNMA                     Low to moderate          $3,000
 High-Yield
   Opportunities          High                     $3,000
 Income                   Moderate                 $3,000
 Income Stock             Moderate                 $3,000
 Intermediate-Term
   Bond                   Low to moderate          $3,000
 Short-Term Bond          Low                      $3,000
-------------------------------------------------------------
INCOME - TAX EXEMPT
-------------------------------------------------------------
 Long-Term                Moderate                 $3,000
 Intermediate-Term        Low to moderate          $3,000
 Short-Term               Low                      $3,000
 State Bond Income        Moderate                 $3,000
-------------------------------------------------------------
MONEY MARKET
-------------------------------------------------------------
 Money Market             Very low                 $3,000
 Tax Exempt
   Money Market           Very low                 $3,000
 Treasury Money
   Market Trust           Very low                 $3,000
 State Money Market       Very low                 $3,000
-------------------------------------------------------------

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.










Message from the President

[Photograph of the President and Vice Chairman of the Board, Michael J.C. Roth, CFA, appears here.]

FOR AS LONG AS I HAVE MANAGED MONEY
for customers, it has been obvious that few things puzzle or distress them as much as a falling bond market. People generally view bonds as a risk-lowering tool. They add bonds to a portfolio to reduce overall volatility and to create an added buffer with the relatively high income. Some people use bond portfolios as their sole investment. Their thinking is that they will live off the income and not be concerned about market values because they intend to let the bonds mature. These kinds of strategies were much easier to execute before the days of fixed- income mutual funds.

Mutual funds did something for bond investors that had never been done before -- show investors every day what their portfolio was worth. In the process, the funds revealed just how much bond prices can move in a day or a week. No investor likes to see a portfolio lose market value, especially when the investor is thinking in terms of "low risk." The latter part of 1998 and the first three quarters of 1999 have been a period of generally rising interest rates, which has meant falling market prices. Let me tell you how we approach such times.

First, we believe interest-rate movements are nearly impossible to predict with both accuracy and consistency. Second, we believe that most tax-exempt income investors are primarily interested in a high and stable level of income. Since the common way to preserve market value in a period of rising interest rates is to switch to money market investments at much lower yields, the importance of belief one is magnified. And third, we believe experience going back many years indicates that the part of a portfolio that is invested in longer maturities may provide returns that are superior to the money markets.

The chart below shows the one-, five-, and ten-year average annual total returns for our four national tax-exempt funds. Please bear in mind that there are no guarantees here -- just as with all mutual funds.


             Average Annual Total Returns as of September 30, 1999
    =========================================================================
                                               1 Year    5 Years     10 Years
    =========================================================================
    USAA Tax Exempt Long-Term Fund             -3.23       6.45        6.93
    -------------------------------------------------------------------------
    USAA Tax Exempt Intermediate-Term Fund     -1.24       6.23        6.88
    -------------------------------------------------------------------------
    USAA Tax Exempt Short-Term Fund             2.06       4.90        5.21
    -------------------------------------------------------------------------
    USAA Tax Exempt Money Market Fund           3.10       3.39        3.67
    =========================================================================

    Total return equals income plus share price change and assumes reinvestment of all dividends and capital gains distributions.

    The performance data quoted represent pas performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


I think the best way to address volatility in bond markets is by allocating some of your portfolio to the short-term part of the market. I believe that the pattern of the average annual total returns shown in the chart above is viable. So, the income part of my portfolio is concentrated in the USAA Tax Exempt Long-Term Fund. If such a strategy leaves you uncomfortable, we have other options. We'll be happy to help you craft a portfolio with which you are comfortable.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.

Some income may be subject to state or local taxes or the federal alternative minimum tax.








Investment Review

USAA NEW YORK BOND FUND

OBJECTIVE: High level of current interest income that is exempt from federal income tax and New York state and New York City personal income taxes.

TYPES OF INVESTMENTS: Invests primarily in long-term investment-grade New York tax-exempt securities.

--------------------------------------------------------------------------------
                                                       3/31/99        9/30/99
--------------------------------------------------------------------------------
Net Assets                                          $88.5 Million  $91.7 Million
Net Asset Value Per Share                              $11.66         $10.95
Tax-Exempt Dividends Per Share Last 12 Months          $.614          $.606
Capital Gains Distributions Per Share Last 12 Months     -              -
--------------------------------------------------------------------------------
Six-Month Total Return and 30-day SEC Yield* as of 9/30/99
--------------------------------------------------------------------------------
            3/31/99 to 9/30/99                    30-Day SEC Yield
                  -3.55%+                               5.00%
--------------------------------------------------------------------------------
* Calculated as prescribed by the Securities and Exchange Commission.
+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.




                   Average Annual Compounded Returns with
         Reinvestment of Dividends - Periods Ending September 30, 1999
--------------------------------------------------------------------------------
                  Total Return   Equals   Dividend Return   Plus   Price Change
--------------------------------------------------------------------------------
Since 10/15/90       7.43%         =          5.92%           +         1.42%
--------------------------------------------------------------------------------
5 Years              6.48%         =          6.46%           +          .02%
--------------------------------------------------------------------------------
1 Year              -2.85%         =          4.98%           +        -7.83%
--------------------------------------------------------------------------------




              Annual Total Returns and Compounded Dividend Returns
                for the Nine-Year Period Ended September 30, 1999

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA New York Bond Fund for the nine-year period ended September 30, 1999.

Total Return for Years Ended:
----------------------------
09/30/91       16.05%
09/30/92       10.81%
09/30/93       13.40%
09/30/94       -5.23%
09/30/95        9.71%
09/30/96        6.34%
09/30/97        9.69%
09/30/98       10.12%
09/30/99       -2.85%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
09/30/91        7.05%
09/30/92        6.49%
09/30/93        6.09%
09/30/94        4.79%
09/30/95        6.31%
09/30/96        5.97%
09/30/97        6.05%
09/30/98        5.73%
09/30/99        4.98%

Change in Share Price:
---------------------
09/30/91        9.00%
09/30/92        4.32%
09/30/93        7.31%
09/30/94      -10.02%
09/30/95        3.40%
09/30/96        0.37%
09/30/97        3.64%
09/30/98        4.39%
09/30/99       -7.83%

** Compounded Dividend yield calculation includes only income distributions.



Total return equals dividend return plus share price change and assumes reinvestment of all dividends and capital gains distributions. Dividend return is the income from dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.






                     12-Month Dividend Yield Comparison

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA New York Bond Fund to the 12 Month Dividend Yield of the Lipper New York Municipal Debt Funds Average from 9/30/92 to 9/30/99.

            USAA New York               Lipper New York Municipal
           Bond Fund Yield               Debt Funds Average Yield
           ---------------               ------------------------
9/30/92        5.90%                               6.07%
9/30/93        5.26%                               5.29%
9/30/94        5.66%                               5.54%
9/30/95        5.77%                               5.18%
9/30/96        5.82%                               5.01%
9/30/97        5.58%                               4.77%
9/30/98        5.24%                               4.52%
9/30/99        5.53%                                 *


The 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data for periods ending 9/30/92 to 9/30/99.

* Information from Lipper Analytical Services, Inc. was not available at press time.








                   Cumulative Performance Comparison

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA New York Bond Fund, Lehman Brothers Municipal Bond Index and the Lipper New York Municipal Debt Funds Average. The data is from 10/15/90 through 9/30/99. The data points from the graph are as follows:

 USAA  New York Bond Fund
 Year                  Amount
 ----                  ------
10/15/90              $10,000
03/31/91               10,822
09/30/91               11,605
03/31/92               12,012
09/30/92               12,860
03/31/93               13,663
09/30/93               14,583
03/31/94               13,755
09/30/94               13,821
03/31/95               14,501
09/30/95               15,163
03/31/96               15,613
09/30/96               16,124
03/31/97               16,532
09/30/97               17,688
03/31/98               18,555
09/30/98               19,477
03/31/99               19,618
09/30/99               18,921

Lehman Brothers Municipal Bond Index
 Year                  Amount
 ----                  ------
10/15/90              $10,000
03/31/91               10,574
09/30/91               11,220
03/31/92               11,632
09/30/92               12,395
03/31/93               13,089
09/30/93               13,974
03/31/94               13,392
09/30/94               13,633
03/31/95               14,387
09/30/95               15,159
03/31/96               15,593
09/30/96               16,073
03/31/97               16,444
09/30/97               17,526
03/31/98               18,208
09/30/98               19,053
03/31/99               19,338
09/30/99               18,919

Lipper New York Municipal Debt Funds Average
 Year                  Amount
 ----                  ------
10/15/90              $10,000
03/31/91               10,560
09/30/91               11,327
03/31/92               11,701
09/30/92               12,557
03/31/93               13,352
09/30/93               14,284
03/31/94               13,598
09/30/94               13,665
03/31/95               14,276
09/30/95               14,880
03/31/96               15,260
09/30/96               15,710
03/31/97               15,996
09/30/97               17,038
03/31/98               17,679
09/30/98               18,476
03/31/99               18,596
09/30/99               17,887

Data since inception on 10/15/90 through 9/30/99

The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment-grade tax-exempt bond market. The Lipper New York Municipal Debt Funds Average is the average performance level of all New York municipal debt funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index since funds have expenses.











Message from the Manager

[Photograph of the Portfolio Manager, Kenneth E. Willmann, CFA, appears here.]

INTEREST RATE MARKETS

Interest rates on September 30, 1999, were sharply higher than on March 31, 1999. The graph below illustrates this well.






                     Municipal and U.S. Treasury Bond Yields

A chart in the form of a line graph appears here illustrating the yields of the 30-year U.S. Treasury Bond and the Bond Buyer 40-Bond Index (BBI40) from 3/31/99 to 9/30/99.

               30-year           Bond Buyer
                 U.S.              40-Bond
               Treasury          Index (BBI40)
               --------          -------------
03/31/99          5.63%                5.23%
04/15/99          5.53%                5.21%
04/30/99          5.66%                5.28%
05/14/99          5.92%                5.38%
05/31/99          5.83%                5.37%
06/15/99          6.11%                5.53%
06/30/99          5.96%                5.55%
07/15/99          5.92%                5.50%
07/30/99          6.10%                5.59%
08/16/99          6.09%                5.88%
08/31/99          6.06%                5.78%
09/15/99          6.10%                5.86%
09/30/99          6.05%                5.89%

Note: Past performance is no guarantee of future results.




Please note that the top line on the chart above is the yield of the active 30-year U.S. Treasury bond, or the "long bond" as it is known. This is generally considered the benchmark for long-term interest rates in the United States. The bottom line in the graph represents the yield of the Bond Buyer 40-Bond Index (BBI40), which is the industry standard for the yield of long-term, investment-grade municipal bonds.

This rise is based on the continued robustness of the U.S. economy. The unemployment rate of 4.2% in August was lower than it had been in years. Consumer confidence and spending both continue to be very strong. The strength of the economy has made many people nervous that the inflation rate may begin to go up. The price of crude oil rose over 50% from March 31 to September 30, 1999. So far, this has not been passed through to other prices, as the Consumer Price Index has remained tame. In response to this, the Federal Reserve Open Market Committee raised short-term rates by 0.25% twice, in June and again in August. If the domestic economy does not begin to slow soon, more interest-rate increases may be necessary.

Much of the precipitous fall in Treasury bond rates in 1998 resulted from severe economic problems in much of the developing world -especially in Asia. While Japan continues to languish, most of the rest of Asia has recovered nicely in 1999. International economic strength also contributes to inflation fears and, hence, to rising interest rates.

One of the most noticeable things in the graph on the previous page is the narrowing of the gap between the long bond and the BBI40. Municipal yields usually are less volatile than those of U.S. Treasuries -- which are among the most volatile bonds in the world. This six-month period was different. There are two reasons: There was a very large issuance of municipal bonds early in the period, and municipal bond prices caught up with earlier declines in Treasury bond prices. Tax-exempt municipal bonds are very attractive compared to U.S. Treasuries on an after-tax basis.

NEW YORK ECONOMY

New York derives strength from a diverse and substantial economic base. At approximately 120% of the U.S. norm, the state's per capita income indicates a high degree of wealth. Although the state's economic growth continues to be positive, it has lagged national trends. A major economic strength for the state has been a profitable Wall Street. As of August, the state's unemployment rate of 5.1% compares favorably to past levels, but remains above the national rate of 4.2%.

The state's financial performance continues to be sound, as a substantial general fund surplus was recorded during the fiscal year ending March 31, 1999. Following a lengthy delay, a budget for the current fiscal year was enacted. Overall, the adopted budget seems to be comfortably balanced and includes significant reserves.

FUND PERFORMANCE

While past performance is no guarantee of future results, the Fund's annualized dividend distribution yield for the past six months was 5.49%. At press time, Lipper yield data was not available for the same time period. The Fund's total return was -3.55%.

Your Fund's performance received an Overall Star Rating of five stars in the municipal bond fund category from Morningstar Rating(Trademark) for the period ended September 30, 1999.



                                    * * * * *


TAX EQUIVALENT YIELDS

The table below compares the yield of the USAA New York Bond Fund with a taxable equivalent investment.

To match  the USAA New  York Bond Fund's  closing 30-day SEC yield of 5.00% and:
--------------------------------------------------------------------------------
Assuming a New York state tax rate of 6.85%
   and a marginal federal tax rate of:      15%     28%     31%    36%    39.6%
--------------------------------------------------------------------------------
A fully taxable investment must pay:       6.31%   7.46%   7.78%  8.39%   8.89%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Assuming a New York state and city tax rate of 10.68%
   and a marginal federal tax rate of:      15%     28%     31%    36%    39.6%
--------------------------------------------------------------------------------
A fully taxable investment must pay:       6.59%   7.77%   8.11%  8.75%   9.27%
--------------------------------------------------------------------------------

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds.

Note: Some income may be subject to federal, state, or local taxes, or the federal alternative minimum tax.


Dividend yield is computed by dividing income dividends paid during the previous six months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.

Total  return   equals  income  return  plus  share  price  change  and  assumes reinvestment of all dividends and capital gains distributions.

Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk-adjusted performance as of September 30, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from the Fund's three- and five-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects Fund performance below 90-day T-bill returns. Overall rating is a weighted average of a fund's three-, five-, and ten-year ratings, as applicable. The USAA New York Bond Fund received five stars for the three- and five-year periods, respectively. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. The Fund was rated among 1,611 and 1,241 funds in the municipal bond fund category for the three- and five-year periods, respectively.








                              Portfolio Ratings Mix
                               September 30, 1999

A pie chart is shown here depicting the Portfolio Ratings Mix as of September 30, 1999 of the USAA New York Bond Fund to be:

AAA - 36.2%; AA - 33%; A - 20.8%; BBB - 8.8%; and Cash Equivalents - 1.2%.


The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. This chart reflects the higher rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch IBCA. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to category AAA account for 2.0% of the Fund's investments, and is included in its appropriate category above.

See page 15 for a complete listing of the Portfolio of Investments.










Investment Review

USAA NEW YORK MONEY MARKET FUND

OBJECTIVE: High level of current interest income that is exempt from federal income tax and New York state and New York City personal income taxes and a further objective of preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High-quality New York tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
                                                      3/31/99        9/30/99
--------------------------------------------------------------------------------
  Net Assets                                      $68.8 Million   $73.9 Million
  Net Asset Value Per Share                           $1.00           $1.00
--------------------------------------------------------------------------------
Average Annual Total Returns and 7-day Yield as of 9/30/99
--------------------------------------------------------------------------------
         3/31/99                             Since Inception      7-Day
       to 9/30/99     1 Year     5 Years       on 10/15/90        Yield
         1.42%+        2.76%      3.19%           3.06%           3.23%
--------------------------------------------------------------------------------
+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income return and assumes reinvestment of all dividends and any capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gains distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.








                             7-Day Yield Comparison

A chart in the form of a line graph appears here illustrating the comparison of the 7-day Yield of the USAA New York Money Market Fund and the IBC Financial Data, Inc. State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free):
New York Money Funds.

                         USAA New York
                       Money Market Fund               IBC Financial Data, Inc.
                       -----------------               ------------------------
09/29/98                     3.40%                              3.11%
10/27/98                     2.69%                              2.56%
11/24/98                     2.85%                              2.64%
12/29/98                     3.08%                              2.86%
01/26/99                     2.51%                              2.30%
02/22/99                     2.38%                              2.15%
03/29/99                     2.60%                              2.37%
04/26/99                     2.98%                              2.69%
05/31/99                     2.88%                              2.59%
06/28/99                     3.08%                              2.86%
07/26/99                     2.62%                              2.44%
08/30/99                     2.80%                              2.58%
09/27/99                     3.15%                              2.97%

Data represent the last Monday of each month.
Ending date 9/27/99

The graph tracks the Fund's 7-day yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): New York Money Funds, an average of money market fund yields.











Message from the Manager

[Photograph of the Portfolio Manager, Thomas G. Ramos, CFA, appears here.]

OVERVIEW

Since our last shareholder report, interest rates have trended upward. Long-term U.S. Treasury bond yields have moved from 5.60% at the end of March to 6.10% in early October. One-year Treasury bill yields have moved from 4.70% in March to 5.20% in October. One-year tax-exempt yields have moved from 3.05% in March to 3.73% in October.

The upward movement in U.S. Treasury yields is a result of a modestly growing domestic economy and the Federal Reserve's increase of the federal funds rate from 4.75% to 5.00% in June and from 5.00% to 5.25% in August.

STRATEGY

We continue to apply a relative value strategy in managing the portfolio. The Fund's average maturity of 53 days primarily reflects the large exposure in variable-rate demand notes (VRDNs). These securities represent 72% of the Fund's assets. We continue to believe that these securities are the best value in the short-term, tax-exempt market. Our shareholders will recall that these securities have a demand feature which provides the owner the option to sell the bonds back to the issuer at par (100% of face value) with a notice of seven days or less. Additionally, the interest that these securities pay is reset on a seven-day basis. In the current environment, these securities compare well with fixed-rate instruments.

PERFORMANCE

While past performance is no guarantee of future results, for the 12 months ending September 30, 1999, your Fund ranked 7 out of 44 New York money market funds, according to IBC Financial Data, Inc., with a yield of 2.76%. The average yield for the New York money market category over the same period was 2.54%.

NEW YORK

New York continues to enjoy a diverse economic base. The state's per capita income is approximately 20% above the U.S. average. Although the state's economy continues to show positive growth, it has lagged national numbers. A major source of economic strength for New York has been a profitable Wall Street. As of August, the state's unemployment rate was 5.1%, which compares favorably to historical numbers but is above the national rate of 4.2%.

Reflecting a sound economy, the state's general fund recorded a surplus for the fiscal year ending March 31, 1999. New York's budget for the current fiscal year was enacted after a substantial delay. Overall, the state's adopted budget seems to be balanced and includes significant reserves.








                      Cumulative Performance of $10,000

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment of the USAA New York Money Market Fund. The data is from 10/15/90 to 9/30/99. The data points from the graph are as follows:

USAA  New York Money Market Fund
 Year                  Amount
 ----                  ------
10/15/90              $10,000
03/31/91               10,223
09/30/91               10,428
03/31/92               10,603
09/30/92               10,753
03/31/93               10,869
09/30/93               10,979
03/31/94               11,086
09/30/94               11,214
03/31/95               11,392
09/30/95               11,597
03/31/96               11,797
09/30/96               11,985
03/31/97               12,170
09/30/97               12,371
03/31/98               12,570
09/30/98               12,766
03/31/99               12,935
09/30/99               13,119

Data since inception on 10/15/90 through 9/30/99


Past performance is no guarantee of future results, and the value of your investment will vary according to the Fund's performance. Some income may be subject to federal, state, or local taxes, or to the federal alternative minimum tax. For the 7-day yield information, please refer to the Fund's Investment Review page.


See page 17 for a complete listing of the Portfolio of Investments.








Shareholder Voting Results

On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are shown for the entire USAA Tax Exempt Fund, Inc. (the Company) for proposals 1 and 2.

1 Proposal to elect a Board of Directors as follows:

     DIRECTORS                     VOTES FOR            VOTES WITHHELD
     Robert G. Davis             1,653,325,550            19,504,676
     Michael J.C. Roth           1,653,325,550            19,504,676
     David G. Peebles            1,653,325,550            19,504,676
     Robert L. Mason             1,653,325,550            19,504,676
     Michael F. Reimherr         1,653,325,550            19,504,676
     Richard A. Zucker           1,653,325,550            19,504,676
     Barbara B. Dreeben          1,653,325,550            19,504,676

John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office will terminate on December 31, 1999.

2 Proposal to ratify or reject the selection by the Board of Directors of KPMG LLP as auditors for the Company for the fiscal year ending March 31, 2000.

                            NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
            FOR                     AGAINST                  ABSTAIN

       1,631,286,201              19,197,037                22,346,988









CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS

September 30, 1999
(Unaudited)

Fixed-Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

Variable-Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with regulatory requirements. In bond funds, the effective maturity is the next put date.

Credit Enhancements - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high-quality bank, insurance company or other corporation, or a collateral trust.

The USAA New York Money Market Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, "eligible securities" generally consist of securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality at the time of purchase. The Manager also attempts to minimize credit risk in the USAA New York Money Market Fund through rigorous internal credit research.

(PRE)  Prerefunded to a date prior to maturity.
(LOC)  Enhanced by a bank letter of credit.
(NBGA) Enhanced by a non-bank guarantee agreement.
(INS)  Scheduled principal and interest payments are insured by:
       (1) MBIA, Inc.                       (4) Financial Security Assurance
       (2) AMBAC Financial Group, Inc.           Holdings Ltd.
       (3) Financial Guaranty Insurance Co. (5) Asset Guaranty Insurance Co.

PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS
BAN   Bond Anticipation Note               IDA   Industrial Development
COP   Certificate of Participation                Authority/Agency
CP    Commercial Paper                     MFH   Multi-Family Housing
CSD   Central School District              PCRB  Pollution Control Revenue Bond
GO    General Obligation                   RAN   Revenue Anticipation Note
                                           RB    Revenue Bond










USAA NEW YORK BOND FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

September 30, 1999
(Unaudited)

 Principal                                            Coupon     Final    Market
  Amount                 Security                      Rate    Maturity    Value
--------------------------------------------------------------------------------

                         FIXED-RATE INSTRUMENTS (97.4%)
            New York
   $3,150   Buffalo Municipal Water Finance Auth. RB,
             Series 1998A (INS)(3)                      5.00%  7/01/2028 $ 2,769
            Dormitory Auth. RB,
    1,750    Series 1990A (Devereux Foundation) (PRE)   7.40   7/01/2015   1,832
    2,000    Series 1992 (Manhattan College) (INS)(5)   6.50   7/01/2019   2,109
    2,000    Series 1994 (Gurwin Geriatric Center)      7.35   8/01/2029   2,205
    2,500    Series 1994B (State Univ. System) (PRE)    6.25   5/15/2020   2,730
    1,785    Series 1996-2 (City Univ. System) (PRE)    6.00   7/01/2026   1,938
      765    Series 1996-2 (City Univ. System)          6.00   7/01/2026     768
    2,800    Series 1997 (Lutheran Center) (LOC)        6.05   7/01/2026   2,819
    1,750    Series 1999 (Long Island University)
              (INS)(5)                                  5.13   9/01/2023   1,566
    4,500    Series 1999A (Catholic Health Services
              of Long Island) (INS)(1)                  5.50   7/01/2024   4,332
    4,500    Series 1999A (Upstate Community Colleges)  5.00   7/01/2028   3,928
    1,750    Series 1999B (University of Rochester)     5.63   7/01/2024   1,698
    3,000   Energy, Research and Development Auth. PCRB,
             Series 1999A (INS)(2)                      5.45   8/01/2027   2,860
    1,650   Environmental Facilities Corp. PCRB,
             Series 1990B                               7.50   3/15/2011   1,688
    1,920   Groton Community Health Care Facilities RB,
             Series 1994A                               7.45   7/15/2021   2,140
            Housing Finance Agency MFH RB,
    1,835    Series 1992E (Secured Mortgage Program)    6.75   8/15/2025   1,924
    2,440    Series 1996A (Housing Project) (INS)(4)    6.13  11/01/2020   2,533
    4,500   Long Island Power Auth. RB, Series 1998A    5.25  12/01/2026   4,092
            Medical Care Facilities Finance Agency RB,
    2,500    Series 1994A (Community General
             Hospital of Sullivan County)               6.25   2/15/2024   2,487
    1,870    Series 1994A (Hospital and Nursing Home
             Facilities)                                6.50   2/15/2034   1,974
    2,000    Series 1994A (New York Hospital) (PRE)     6.90   8/15/2034   2,249
    1,965    Series 1994E (Mental Health Services)
              (PRE)                                     6.50   8/15/2024   2,164
    2,500    Series 1995A (Brookdale Hospital) (PRE)    6.85   2/15/2017   2,801
    2,395    Series 1995A (Health Center Projects)      6.38  11/15/2019   2,528
    3,250   Monroe County IDA RB, Series 1998           5.20  12/20/2039   2,881
    6,250   Mortgage Agency RB, Series EE-3             7.75   4/01/2016   6,433
            New York City GO,
    3,000    Series 1995B (PRE)                         7.25   8/15/2019   3,386
      180    Series 1997I (PRE)                         6.25   4/15/2017     198
    2,820    Series 1997I                               6.25   4/15/2017   2,927
    2,500   New York City IDA RB, Series 1997           5.80   8/01/2016   2,451
   22,090   New York City Municipal Water Finance
             Auth. RB, Series 1998D(a)                  5.11   6/15/2020   6,626
    3,300   Niagara Falls City School District COP,
             Series 1998                                5.38   6/15/2028   3,008
    3,450   Ulster County Civic Facility IDA RB,
             Series 1999 (NBGA)                         5.65  11/15/2024   3,271
--------------------------------------------------------------------------------
            Total fixed-rate instruments (cost: $89,195)                  89,315
--------------------------------------------------------------------------------

                        VARIABLE-RATE DEMAND NOTE (1.3%)
            New York
    1,190   St. Lawrence County IDA PCRB,
             Series 1985 (LOC) (cost: $1,190)           3.95  12/01/2007   1,190
--------------------------------------------------------------------------------
            Total investments (cost: $90,385)                            $90,505
================================================================================





                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Escrowed Bonds                                      18.8%
            Hospitals                                           13.1
            Water/Sewer Utilities - Municipal                   12.1
            Nursing/Continuing Care Centers                     10.9
            Appropriated Debt                                    7.6
            Single-Family Housing                                7.0
            Education                                            6.7
            Multi-Family Housing                                 4.9
            Electric/Gas Utilities - Municipal                   4.5
            General Obligations                                  3.2
            Electric Utilities                                   3.1
            Health Care - Miscellaneous                          2.8
            Community Service                                    2.7
            Aluminum                                             1.3
                                                                ----
            Total                                               98.7%
                                                                ====







USAA NEW YORK MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

September 30, 1999
(Unaudited)

 Principal                                             Coupon    Final
  Amount               Security                         Rate    Maturity   Value
--------------------------------------------------------------------------------

                       VARIABLE-RATE DEMAND NOTES (72.2%)
            New York
   $6,115   Dormitory Auth. RB, Series 1993 (LOC)       4.00%  7/01/2023 $ 6,115
    3,275   Dutchess County IDA RB, Series 1997 (LOC)   3.80   9/01/2017   3,275
      775   Erie County IDA RB, Series 1998B (LOC)      3.75   2/01/2005     775
    5,070   Long Island Power Auth. Electric Systems RB,
             Series 5 (LOC)                             3.75   5/01/2033   5,070
      500   Monroe County IDA RB, Series 1995D (LOC)    3.80   6/15/2016     500
    1,000   Nassau County IDA RB, Series 1984 (LOC)     3.75  12/01/1999   1,000
    2,600   New York City GO Fiscal 1996, Series J-2
             (LOC)                                      3.65   2/15/2016   2,600
            New York City IDA Civic Facility RB,
    2,900    Series 1989 (LOC)                          3.85  12/01/2014   2,900
    2,500    Series 1998 (LOC)                          3.90  12/01/2013   2,500
    2,000   New York City Trust for Cultural Resources
             RB, Series 1990B (LOC)                     3.85  12/01/2015   2,000
   11,485   Ramapo Housing Auth. RB, Series 1998
             (LOC)(c)                                   3.98  12/01/2029  11,485
    5,500   Rockland County IDA RB, Series 1999 (LOC)   3.98   2/01/2029   5,500
    3,535   St. Lawrence County IDA PCRB, Series 1985
             (LOC)                                      3.95  12/01/2007   3,535
      850   Suffolk County IDA RB, Series 1992 (LOC)    3.90  12/01/2012     850
    2,300   Syracuse IDA Civic Facility RB, Series 1993
             (LOC)                                      3.90   3/01/2023   2,300
    2,950   Westchester County IDA RB, Series 1998
             (LOC)                                      3.90  10/01/2028   2,950
--------------------------------------------------------------------------------
            Total variable-rate demand notes (cost: $53,355)              53,355
--------------------------------------------------------------------------------

                                PUT BONDS (0.5%)
            New York
            Hudson IDA RB,
      290    Series 1985 (Emsig Project) (LOC)          3.75  12/15/2000     290
       90    Series 1985 (Rual Project) (LOC)           3.75  12/15/2000      90
--------------------------------------------------------------------------------
            Total put bonds (cost: $380)                                     380
--------------------------------------------------------------------------------

                          FIXED-RATE INSTRUMENTS (28.0%)
            New York
      150   Albany GO Refunding Bonds, Series 1993
             (INS)(2)                                   4.55   1/15/2000     150
      152   Belleville Henderson CSD GO, Series 1999
             (INS)(4)                                   4.60   6/15/2000     153
      110   Bellmore Union Free School District GO,
             Series 1999 (INS)(1)                       4.75   8/01/2000     111
      650   Campbell Savona CSD GO, Series 1999
             (INS)(2)                                   4.63   6/15/2000     655
      215   Chili GO Public Improvement Bonds,
             Series 1998 (INS)(3)                       4.00  12/15/1999     215
    1,000   Dormitory Auth. RB, Series 1997 (INS)(1)    5.00   5/01/2000   1,010
      500   Franklinville CSD GO, Series 1999 (INS)(2)  4.00   6/01/2000     502
      144   Glen Cove Public Improvement Bonds,
             Series 1999 (INS)(1)                       6.00   7/15/2000     146
      230   Indian River CSD GO, Series 1999 (INS)(2)   4.13   1/15/2000     231
            Kingston Public Improvement Bonds,
      112    Series 1999A (INS)(3),(b)                  5.35   1/15/2000     112
       86    Series 1999B (INS)(1),(b)                  5.35   3/01/2000      87
      710   Massena CSD GO, Series 1999 (INS)(3)        4.70   6/15/2000     716
      225   Medford Fire District GO, Series 1998
             (INS)(1)                                   4.25  12/15/1999     225
      445   Monroe County IDA Civic Facility RB,
             Series 1999 (INS)(5)                       4.50   6/01/2000     448
      174   Moriah CSD GO, Series 1999 (INS)(1)         5.25   6/15/2000     176
      227   Mount Vernon GO, Series 1998 (INS)(4)       4.00  12/01/1999     227
    3,600   Municipal Water Finance Auth. CP,
             Series 1 (LOC)                             3.45  12/23/1999   3,600
    3,000   Nassau County BAN, Series 1999C (LOC)       4.25   5/16/2000   3,012
      175   Nassau County GO, Series S (INS)(2)         5.00   3/01/2000     176
    3,000   New York City IDA Civic Facility RB,
             Series 1990 (PRE)                          9.63   6/01/2015   3,203
      310   Newfane CSD GO, Series 1999 (INS)(4)        4.70   6/01/2000     313
    2,500   Niagara Falls City School District GO
             RAN, 1999 Lot 2 (INS)(2)                   3.50   1/07/2000   2,500
      250   Palmyra Macedon CSD GO, Series 1999
             (INS)(4)                                   3.50   6/15/2000     250
      225   Salem CSD GO, Series 1999 (INS)(3),(b)      5.00   6/15/2000     227
      265   Schenectady Public Improvements Bonds,
             Series 1999 (INS)(2)                       4.70   4/01/2000     267
      625   Sharon Springs CSD GO, Series 1999
             (INS)(3),(b)                               4.63   6/15/2000     629
      201   Spring Valley GO, Series 1998 (INS)(2)      3.90  12/15/1999     201
      500   Utica City School District GO,
             Series 1990A (INS)(1)                      6.80   2/01/2000     506
      291   Valley Stream Public Improvements Bonds,
             Series 1999 (INS)(1)                       6.25   3/15/2000     295
      175   Westfield GO, Series 1998 (INS)(4)          4.25  11/15/1999     175
      189   Williston Park Public Improvement Bonds,
             Series 1999 (INS)(1)                       7.00   7/15/2000     194
--------------------------------------------------------------------------------
            Total fixed-rate instruments (cost: $20,712)                  20,712
--------------------------------------------------------------------------------
            Total investments (cost: $74,447)                            $74,447
================================================================================






                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------
            Nursing/Continuing Care Centers                     24.0%
            General Obligations                                 20.4
            Community Service                                   12.3
            Publishing                                           8.3
            Electric/Gas Utilities - Municipal                   6.9
            Water/Sewer Utilities - Municipal                    4.9
            Aluminum                                             4.8
            Hospitals                                            4.7
            Escrowed Bonds                                       4.3
            Miscellaneous                                        3.9
            Education                                            3.7
            Buildings                                            2.0
            Manufacturing - Diversified Industries                .5
                                                               -----
            Total                                              100.7%
                                                               =====








NOTES TO PORTFOLIOS OF INVESTMENTS

September 30, 1999
(Unaudited)

GENERAL NOTES

Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

SPECIFIC NOTES

(a) Zero-Coupon security. Rate represents the effective yield at date of purchase. For the USAA New York Bond Fund these securities represented 7.2% of the Fund's net assets.

(b)  At  September   30,   1999,   the  cost  of   securities   purchased  on  a
delayed-delivery basis for the USAA New York Money Market Fund was $1.1 million.

(c)  At  September   30,  1999,   this   security   was   segregated   to  cover
delayed-delivery purchases.



See accompanying notes to financial statements.










STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 1999
(Unaudited)
                                                                       USAA
                                                        USAA          New York
                                                      New York      Money Market
                                                      Bond Fund         Fund
                                                     --------------------------

ASSETS

   Investments in securities, at market value
      (identified cost of $90,385 and $74,447,
       respectively)                                 $    90,505    $    74,447
   Cash                                                      137            119
   Receivables:
      Capital shares sold                                      6             40
      Interest                                             1,368            458
                                                     --------------------------
         Total assets                                     92,016         75,064
                                                     --------------------------

LIABILITIES

   Securities purchased                                      -            1,055
   Capital shares redeemed                                   148             86
   USAA Transfer Agency Company                                5            -
   Accounts payable and accrued expenses                      20             14
   Dividends on capital shares                               108              7
                                                     --------------------------
         Total liabilities                                   281          1,162
                                                     --------------------------
            Net assets applicable to capital shares
              outstanding                            $    91,735    $    73,902
                                                     ==========================

REPRESENTED BY:

   Paid-in capital                                   $    94,847    $    73,902
   Accumulated net realized loss on investments           (3,232)           -
   Net unrealized appreciation of investments                120            -
                                                     --------------------------
            Net assets applicable to capital shares
              outstanding                            $    91,735    $    73,902
                                                     ==========================
   Capital shares outstanding                              8,379         73,902
                                                     ==========================
   Authorized shares of $.01 par value                   100,000      1,060,000
                                                     ==========================
   Net asset value, redemption price, and offering
     price per share                                 $     10.95    $      1.00
                                                     ==========================


See accompanying notes to financial statements.








STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 1999
(Unaudited)

                                                                       USAA
                                                           USAA      New York
                                                         New York   Money Market
                                                        Bond Fund      Fund
                                                        ------------------------

Net investment income:
   Interest income                                       $ 2,630      $ 1,138
                                                        ------------------------
   Expenses:
      Management fees                                        178          135
      Transfer agent's fees                                   29           21
      Custodian's fees                                        23           21
      Postage                                                  2            2
      Shareholder reporting fees                               2            2
      Directors' fees                                          2            2
      Registration fees                                        3            1
      Professional fees                                       15           14
      Other                                                    2            1
                                                        ------------------------
         Total expenses before reimbursement                 256          199
      Expenses reimbursed                                    (30)         (28)
                                                        ------------------------
         Total expenses after reimbursement                  226          171
                                                        ------------------------
            Net investment income                          2,404          967
                                                        ------------------------
Net realized and unrealized loss on investments:
      Net realized loss                                     (581)          -
      Change in net unrealized appreciation/depreciation  (5,155)          -
                                                        ------------------------
            Net realized and unrealized loss              (5,736)          -
                                                        ------------------------
Increase (decrease) in net assets resulting from
  operations                                             $(3,332)     $   967
                                                        ========================


See accompanying notes to financial statements.







STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 1999, and year ended March 31, 1999 (Unaudited)

                                                USAA                 USAA
                                              New York             New York
                                              Bond Fund        Money Market Fund
                                         ---------------------------------------
                                          9/30/99   3/31/99   9/30/99   3/31/99
                                         ---------------------------------------

From operations:
   Net investment income                 $  2,404  $  4,098  $    967  $  1,796
   Net realized gain (loss) on
    investments                              (581)      125        -         -
   Change in net unrealized appreciation/
      depreciation of investments          (5,155)       21        -         -
                                         ---------------------------------------
      Increase (decrease) in net assets
         resulting from operations         (3,332)    4,244       967     1,796
                                         ---------------------------------------
Distributions to shareholders from:
   Net investment income                   (2,404)   (4,098)     (967)   (1,796)
                                         ---------------------------------------
From capital share transactions:
   Proceeds from shares sold               16,986    24,751    33,344    69,814
   Dividend reinvestments                   1,800     3,049       927     1,708
   Cost of shares redeemed                 (9,795)  (10,077)  (29,203)  (64,914)
                                         ---------------------------------------
      Increase in net assets from
         capital share transactions         8,991    17,723     5,068     6,608
                                         ---------------------------------------
Net increase in net assets                  3,255    17,869     5,068     6,608
Net assets:
   Beginning of period                     88,480    70,611    68,834    62,226
                                         ---------------------------------------
   End of period                         $ 91,735  $ 88,480  $ 73,902  $ 68,834
                                         =======================================
Change in shares outstanding:
   Shares sold                              1,500     2,111    33,344    69,814
   Shares issued for dividends reinvested     160       260       927     1,708
   Shares redeemed                           (867)     (861)  (29,203)  (64,914)
                                         ---------------------------------------
      Increase in shares outstanding          793     1,510     5,068     6,608
                                         =======================================


See accompanying notes to financial statements.







NOTES TO FINANCIAL STATEMENTS

September 30, 1999
(Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the USAA New York Bond Fund and USAA New York Money Market Fund (the Funds). The Funds have a common objective of providing New York investors with a high level of current interest income that is exempt from federal, New York state, and New York City personal income taxes. The USAA New York Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA New York Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA New York Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in New York municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Funds participate with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, each Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 15% of its total assets. The Funds had no borrowings under any of these agreements during the six-month period ended September 30, 1999.

(3) DISTRIBUTIONS

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At September 30, 1999, the USAA New York Bond Fund had capital loss carryovers for federal income tax purposes of approximately $3.2 million which, if not offset by subsequent capital gains will expire between 2003-2005. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS

Costs of purchases and proceeds from sales/maturities of securities for the six-month period ended September 30, 1999, were as follows:

                     USAA New York Bond Fund    USAA New York Money Market Fund
                             ($000)                         ($000)
                     ----------------------------------------------------------
Purchases                   $20,063                        $132,832
Sales/maturities            $12,348                        $129,444

For the USAA New York Bond Fund, costs of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at September 30, 1999, was as follows:
                              Appreciation    Depreciation      Net
                                 ($000)          ($000)       ($000)
                              -------------------------------------
USAA New York Bond Fund          $3,232         ($3,112)       $120

(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets through August 1, 2000.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.

(7) YEAR 2000

Like other mutual funds, the Funds could be adversely affected if the computer systems used by the Manager and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

NEW YORK BOND FUND

                            Six-Month
                          Period Ended
                          September 30,                   Year Ended March 31,
                                       --------------------------------------------------------
                              1999       1999       1998        1997        1996        1995
                          ---------------------------------------------------------------------

Net asset value at
   beginning of period    $  11.66    $  11.62    $  10.94    $  10.95    $  10.77    $  10.83
Net investment income          .30         .61         .63         .64         .63         .62
Net realized and
   unrealized gain (loss)     (.71)        .04         .68        (.01)        .18        (.06)
Distributions from net
   investment income          (.30)       (.61)       (.63)       (.64)       (.63)       (.62)
                          ---------------------------------------------------------------------
Net asset value at
   end of period          $  10.95    $  11.66    $  11.62    $  10.94    $  10.95    $  10.77
                          =====================================================================
Total return (%) *           (3.55)       5.73       12.24        5.89        7.67        5.42
Net assets at end
   of period (000)        $ 91,735    $ 88,480    $ 70,611    $ 58,035    $ 53,987    $ 50,507
Ratio of expenses to
   average net assets (%)      .50(a)      .50         .50         .50         .50         .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)          .57(a)      .58         .61         .66         .69         .71
Ratio of net investment
   income to average
   net assets (%)             5.33(a)     5.24        5.54        5.83        5.75        5.83
Portfolio turnover (%)       13.91       27.64       49.49       41.42       74.80       74.74


(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.
 * Assumes reinvestment of all dividend income distributions during the period.


USAA NEW YORK MONEY MARKET FUND

                            Six-Month
                          Period Ended
                          September 30,                   Year Ended March 31,
                                       --------------------------------------------------------
                              1999       1999       1998        1997        1996        1995
                          ---------------------------------------------------------------------



Net asset value at
   beginning of period    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
Net investment income          .01         .03         .03         .03         .04         .03
Distributions from net
   investment income          (.01)       (.03)       (.03)       (.03)       (.04)       (.03)
                          ---------------------------------------------------------------------
Net asset value at
   end of period          $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                          =====================================================================
Total return (%) *            1.42        2.90        3.29        3.16        3.56        2.76
Net assets at end
   of period (000)        $ 73,902    $ 68,834    $ 62,226    $ 49,996    $ 45,554    $ 27,525
Ratio of expenses to
   average net assets (%)      .50(a)      .50         .50         .50         .50         .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)          .58(a)      .60         .63         .69         .78         .85
Ratio of net investment
   income to average
   net assets (%)             2.83(a)     2.86        3.23        3.12        3.47        2.74


(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.
 * Assumes reinvestment of all dividend income distributions during the period.









DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas  78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

LEGAL COUNSEL
Goodwin Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

Internet Access
www.usaa.com

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine (Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction, or fund prices
1-800-531-8777, (in San Antonio) 498-8777